Federated Mortgage Fund
Institutional Shares
Institutional Service Shares
(A Portfolio of  Federated Total Return Series, Inc.)
Supplement to Prospectuses dated November 30, 2002

     Under the section entitled " Who Manages the Fund?" please delete the biography of Kathy M. Foody-Malus in its entirety and replace with the following:


Todd A. Abraham

     Todd A. Abraham has been the Fund's Portfolio Manager since February 2003. Mr. Abraham has been a Portfolio Manager since 1995 and a Vice President of the Fund's Adviser since 1997. Mr. Abraham joined Federated in 1993 as an Investment Analyst and served as Assistant Vice President from 1995 to 1997. Mr. Abraham served as a Portfolio Analyst at Ryland Mortgage Co. from 1992 to 1993. Mr. Abraham is a Chartered Financial Analyst and received his M.B.A. in Finance from Loyola College.

Robert E. Cauley

     Robert E. Cauley has been the Fund's Portfolio Manager since February 2003. Mr. Cauley joined Federated in 1996 as a Senior Investment Analyst and an Assistant Vice President of the Fund's Adviser and has been a Portfolio Manager since 1997. Mr. Cauley has been a Vice President of the Adviser since 1999. Mr. Cauley was a member of the Asset-Backed Structuring Group at Lehman Brothers Holding, Inc. from 1994 to 1996. Mr. Cauley earned his M.S.I.A., concentrating in Finance and Economics, from Carnegie Mellon University.



Donald T. Ellenberger remains as Portfolio Manager of the Fund.







                                                      March 28, 2003







Cusip 31428Q887
Cusip 31428Q804
28320 (3/03)